EXHIBIT 2

Directors and Executive Officers of the Reporting Persons

Cargill, Incorporated

(a)	Richard H. Anderson
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director
(d)	US Citizen

(a)	Austen S. Cargill, II
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director
(d)	US Citizen

(a)	James R. Cargill, II
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director
(d)	US Citizen

(a)	Arthur D. Collins, Jr.
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director
(d)	US Citizen

(a)	Paul D. Conway
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director, Senior Vice President
(d)	Citizen of the United Kingdom

(a)	Linda Zarda Cook
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director
(d)	US Citizen

(a)	S. Curtis Johnson
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director
(d)	US Citizen

(a)	Emery N. Koenig
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director, Senior Vice President
(d)	US Citizen

(a)	Richard M. Kovacevich
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director
(d)	US Citizen

(a)	David W. MacLennan
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director, Senior Vice President, Chief Financial Officer
(d)	US Citizen

(a)	David D. MacMillan
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director
(d)	US Citizen

(a)	John C. MacMillan
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director
(d)	US Citizen

(a)	John H. MacMillan IV
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director
(d)	US Citizen

(a)	Gregory R. Page
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director, Chairman of the Board, Chief Executive Officer & President
(d)	US Citizen

(a)	Bernard J. Poussot
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director
(d)	US Citizen

(a)	Sergio Agapito Lires Rial
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director, Senior Vice President
(d)	Brazilian Citizen

(a)	Patrick E. Bowe
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President
(d)	US Citizen

(a)	William A. Buckner
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Senior Vice President
(d)	Citizen of Canada

(a)	David E. Dines
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President
(d)	US Citizen

(a)	Steven C. Euller
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President, General Counsel and Corporate Secretary
(d)	US Citizen

(a)	Michael A. Fernandez
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President, Corporate Affairs
(d)	US Citizen

(a)	John E. Geisler
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President
(d)	US Citizen

(a)	Todd B. Hall
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President
(d)	US Citizen

(a)	Thomas M. Hayes
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President, Operations
(d)	US Citizen

(a)	James N. Haymaker
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President
(d)	US Citizen

(a)	Rita J. Heise
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President, Information Technology
(d)	US Citizen

(a)	Kimberly A. Lattu
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President and Controller
(d)	US Citizen

(a)	Christopher P. Mallett
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President, Research and Development
(d)	Citizen of the United Kingdom

(a)	Jayme D. Olson
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President and Treasurer
(d)	US Citizen

(a)	K. Scott Portnoy
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President
(d)	US Citizen

(a)	Jerry R. Rose
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President
(d)	US Citizen

(a)	Lee B. Skold
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President
(d)	US Citizen

(a)	R. Wayne Teddy
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President
(d)	US Citizen

(a)	Petrus Vrijsen
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Corporate Vice President, Human Resources
(d)	Dutch Citizen

Mr. Vrijsen is the beneficial owner of, and has sole voting and dispositive power over 2000 shares of Common Stock, representing less than 1% of the outstanding Common Stock of Mosaic.

GNS I (U.S.) Corp.

(a)	William A. Buckner
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director, Chief Executive Officer, President and Treasurer
(d)	Citizen of Canada

(a)	Scott M. Naatjes
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Vice President
(d)	US Citizen

(a)	Linda L. Cutler
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Vice President
(d)	US Citizen

(a)	Jeanne Y. Smith
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Secretary
(d)	US Citizen

(a)	Lillian I. Lundeen
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Assistant Secretary
(d)	US Citizen

(a)	Carolyn J. Brue
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Assistant Secretary
(d)	US Citizen

Ms. Brue is the beneficial owner of, and has joint voting and joint dispositive power over 100 shares of Common Stock, representing less than 1% of the outstanding Common Stock of Mosaic.

(a)	Robert DeClark
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Assistant Secretary
(d)	US Citizen

(a)	Jay A. Kroese
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Assistant Secretary
(d)	US Citizen

(a)	Patrick A. Shrake
(b)	15407 McGinty Road West, Wayzata, MN 55391
(c)	Assistant Secretary
(d)	US Citizen

(a)	Jayme D. Olson
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Assistant Treasurer
(d)	US Citizen

Cargill Fertilizer, Inc.

(a)	K. Scott Portnoy
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director, Chief Executive Officer
(d)	US Citizen

(a)	Linda L. Cutler
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director, Vice President
(d)	US Citizen

(a)	Kimberly A. Lattu
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director
(d)	US Citizen

(a)	Christopher Langholz
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director
(d)	US Citizen

(a)	R. Wayne Teddy
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Director
(d)	US Citizen

(a)	Scott M. Naatjes
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Vice President
(d)	US Citizen

(a)	Jeanne Y. Smith
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Secretary
(d)	US Citizen

(a)	Jayme D. Olson
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Treasurer
(d)	US Citizen

(a)	Carolyn J. Brue
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Assistant Secretary
(d)	US Citizen

Ms. Brue is the beneficial owner of, and has joint voting and joint dispositive power over 100 shares of Common Stock, representing less than 1% of the outstanding Common Stock of Mosaic.

(a)	Lillian I. Lundeen
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Assistant Secretary
(d)	US Citizen

(a)	Jay A. Kroese
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Assistant Secretary
(d)	US Citizen

(a)	Robert DeClark
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Assistant Secretary
(d)	US Citizen

(a)	Patrick A. Shrake
(b)	15407 McGinty Road West, Wayzata, MN 55391
(c)	Assistant Secretary
(d)	US Citizen

(a)	Daryl L. Wikstrom
(b)	15615 McGinty Road West, Wayzata, MN 55391
(c)	Assistant Treasurer
(d)	US Citizen